Exhibit 99.1

S1 Corporation Q1 2010 Earnings Call Presentation May 5, 2010 Copyright (c) 2010. S1 Corporation. All rights reserved. 1

This presentation contains forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward- looking statements. These statements, including without limitation statements and projections regarding our revenue, Adjusted EBITDA, management objectives, custom projects, and additional investment costs, are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ materially from those contemplated by the forward- looking statements. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All of the forward-looking statements are expressly qualified by the risk factors discussed in the Company's filings with the Securities and Exchange Commission. For a detailed discussion of these risk factors, please review the Company's filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and subsequent filings. Except as required by law, the Company will not update forward-looking statements over the course of future periods. For questions related to this information, please contact Paul Parrish, Chief Financial Officer, at 404-923-3500 or paul.parrish@S1.com. Forward Looking Statements Copyright (c) 2010. S1 Corporation. All rights reserved. 2

This presentation includes references to Adjusted EBITDA, a non-GAAP financial measure, the most directly comparable U.S. GAAP equivalent of which is Net income for our consolidated results and Operating income for our segment results. We define Adjusted EBITDA as, in the case of our consolidated results, Net income plus interest and other expense (income), plus income taxes or, in the case of our segment results, Operating income, in each case adjusted for depreciation, amortization of intangibles, and stock-based compensation expense. Although we believe our presentation of non-GAAP financial measures provide useful supplemental information to investors regarding our results of operations, our non-GAAP financial measures should only be considered in addition to, and not as a substitute for or superior to, our financial measures prepared in accordance with U.S. GAAP. The use of non- GAAP financial measures is subject to inherent limitations because they do not include all the expenses that must be included under U.S. GAAP and because they involve the exercise of management's judgment of which charges should properly be excluded from the non-GAAP financial measure. Management accounts for these limitations by not relying exclusively on non-GAAP financial measures, but only using such information to supplement U.S. GAAP financial results. Our non-GAAP financial measures may be different from such measures used by other companies. We believe that the presentation of this non-GAAP financial measure provides useful information to investors regarding our results of operations. A reconciliation of our non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP is detailed in Appendix A to this presentation. All 2010 financial projections are based on the mid-point of the Company's 2010 financial guidance provided on May 5, 2010. Non-GAAP Measures and 2010 Financials Projections Copyright (c) 2010. S1 Corporation. All rights reserved. 3

ATM Driving Card Management Merchant Acquiring Retail Payments Segments Banking: Large FI Corporate Online Trade Finance Online Business Online Consumer Online Branch (International) Mobile Banking: Community FI Business Online Consumer Online Mobile Voice Branch (USA) State Farm Branch Customer Copyright (c) 2010. S1 Corporation. All rights reserved. 4

ATM Driving Card Management Merchant Acquiring Retail Payments Segments: Four Stories Corporate Online Trade Finance Online Business Online Consumer Online Branch (International) Mobile Business Online Consumer Online Mobile Voice Branch (USA) State Farm Branch Customer Current custom projects are projected to be completed by end of 2011 Copyright (c) 2010. S1 Corporation. All rights reserved. 5 Banking: Large FI Banking: Community FI

Financials: Total Company In millions US$ In millions US$ Copyright (c) 2010. S1 Corporation. All rights reserved. 6 (P) = Projected

Financials: Custom Projects - Wind-Down The Company has used some of this Adjusted EBITDA to make additional investments to better position the Company for long-term success Copyright (c) 2010. S1 Corporation. All rights reserved. 7 (P) = Projected In millions US$ In millions US$

Financials: Total Company (excluding Custom Projects) *Includes $8.9M of additional investment in 2010 in connection with migration of Community FI customers to new state of the art product In millions US$ In millions US$ Copyright (c) 2010. S1 Corporation. All rights reserved. 8 (P) = Projected

2010 Projected Revenue Mix By Segment Copyright (c) 2010. S1 Corporation. All rights reserved. 9

Payments: Financials In millions US$ In millions US$ *Growth impacted as larger, more complex deals cause a shift to percentage of completion revenue recognition Copyright (c) 2010. S1 Corporation. All rights reserved. 10 2010(P) revenue mix: 35% maintenance, 32% professional services, 31% license, 2% hosting Strong growth worldwide Unique market opportunity: legacy replacements and regulatory changes World's leading payments system on an open platform (P) = Projected

Banking: Large FI (excluding Custom Projects) In millions US$ In millions US$ Copyright (c) 2010. S1 Corporation. All rights reserved. 11 2010(P) revenue mix: 39% professional services, 23% hosting, 22% maintenance, 16% license Rebuilt almost all aspects of business over last three years Significant improvements in customer satisfaction increase ability to cross-sell Corporate and Business online banking solutions driving sales opportunities Top tier customers provide great platform for cross-selling (P) = Projected

Banking: Large FI (excluding Custom Projects) What Do We Still Need To Do? Further Consolidation of Code-Lines Corporate Online Trade Finance Online Business Online Consumer Online Corporate Online Trade Finance Online Business Online Consumer Online Opportunities for Margin Expansion through efficiencies in Product development, Professional services, Customer support Copyright (c) 2010. S1 Corporation. All rights reserved. 12 (P) = Projected

Banking: Community FI In millions US$ Copyright (c) 2010. S1 Corporation. All rights reserved. 13 Biggest beneficiary of Adjusted EBITDA from Custom Projects Additional investment costs projected to wind-down as Customer Projects wind-down New, unique and highly competitive product ~40 active migration projects (P) = Projected

Banking: Community FI In millions US$ In millions US$ Copyright (c) 2010. S1 Corporation. All rights reserved. 14 Legacy revenue base stable since Q2 2009 ~80% of revenue is recurring 2010(P) revenue mix: 41% hosting, 31% maintenance, 14% license, 14% professional services Significant margin expansion opportunities *Includes acquisition of PM Systems (P) = Projected

Payments Significant market opportunity Uniquely positioned Banking: Large FI (excluding Custom Projects) Cross-sales Margin expansion Banking: Community FI Recurring revenue Significant margin expansion Additionally... USA NOLs of ~ $229M as of 3/31/2010 Own ~13.5% of outstanding shares of Yodlee Cash of $48.2M as of 3/31/2010 Summary: Three Exciting Growth Opportunities Copyright (c) 2010. S1 Corporation. All rights reserved. 15

Appendix A Reconciliation of Non-GAAP Measures Copyright (c) 2010. S1 Corporation. All rights reserved. 16

Appendix A: Total Company Financials Copyright (c) 2010. S1 Corporation. All rights reserved. 17

Appendix A: 2009 Segment Financials Copyright (c) 2010. S1 Corporation. All rights reserved. 18

Appendix A: 2008 Segment Financials Copyright (c) 2010. S1 Corporation. All rights reserved. 19

Appendix A: 2007 Segment Financials Copyright (c) 2010. S1 Corporation. All rights reserved. 20

Appendix A: Total Company Financials (excluding Custom Projects) Copyright (c) 2010. S1 Corporation. All rights reserved. 21

Appendix A: Banking: Large FI Financials (excluding Custom Projects) Copyright (c) 2010. S1 Corporation. All rights reserved. 22

Appendix A: Custom Project Financials* Copyright (c) 2010. S1 Corporation. All rights reserved. 23 *Included in Banking: Large FI segment